                                                                   EXHIBIT 20.20

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - E

                         MONTHLY SERVICER'S CERTIFICATE


        Accounting Date:                                  November 30, 2000
                                                    ------------------------
        Determination Date:                                December 7, 2000
                                                    ------------------------
        Distribution Date:                                December 15, 2000
                                                    ------------------------
        Monthly Period Ending:                            November 30, 2000
                                                    ------------------------

        This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1998, among Arcadia Automobile Receivables Trust, 1998-E (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

        Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


  I.    Collection Account Summary

        Available Funds:
                      Payments Received                                                     $4,251,875.88
                      Liquidation Proceeds (excluding Purchase Amounts)                       $342,839.02
                      Current Monthly Advances                                                 $74,671.99
                      Amount of withdrawal, if any, from the Spread Account                         $0.00
                      Monthly Advance Recoveries                                              ($76,968.22)
                      Purchase Amounts-Warranty and Administrative Receivables                      $0.00
                      Purchase Amounts - Liquidated Receivables                                     $0.00
                      Income from investment of funds in Trust Accounts (less prior
                        month adjustment)                                                      $23,554.94
                                                                                         -----------------
        Total Available Funds                                                                                       $4,615,973.61
                                                                                                             =====================

        Amounts Payable on Distribution Date:
                      Reimbursement of Monthly Advances                                             $0.00
                      Backup Servicer Fee                                                           $0.00
                      Basic Servicing Fee                                                     $120,512.77
                      Trustee and other fees                                                        $0.00
                      Class A-1 Interest Distributable Amount                                   $7,666.60
                      Class A-2 Interest Distributable Amount                                 $247,322.47
                      Class A-3 Interest Distributable Amount                                 $292,291.67
                      Noteholders' Principal Distributable Amount                           $3,577,231.78
                      Amounts owing and not paid to Security Insurer under
                         Insurance Agreement                                                        $0.00
                      Supplemental Servicing Fees (not otherwise paid to Servicer)                  $0.00
                      Spread Account Deposit                                                  $370,948.32
                                                                                         -----------------
        Total Amounts Payable on Distribution Date                                                                  $4,615,973.61
                                                                                                             =====================


                                 Page 1 (1998-E)

  II.   Available Funds

        Collected Funds (see V)
                         Payments Received                                                  $4,251,875.88
                         Liquidation Proceeds (excluding Purchase Amounts)                    $342,839.02           $4,594,714.90
                                                                                         -----------------

        Purchase Amounts                                                                                                    $0.00

        Monthly Advances
                         Monthly Advances - current Monthly Period (net)                       ($2,296.23)
                         Monthly Advances - Outstanding Monthly Advances
                            not otherwise reimbursed to the Servicer                                $0.00              ($2,296.23)
                                                                                         -----------------

        Income from investment of funds in Trust Accounts                                                              $23,554.94
                                                                                                             ---------------------

        Available Funds                                                                                             $4,615,973.61
                                                                                                             =====================

 III.   Amounts Payable on Distribution Date

        (i)(a)        Taxes due and unpaid with respect to the Trust
                      (not otherwise paid by AFL or the Servicer)                                                           $0.00

        (i)(b)        Outstanding Monthly Advances (not otherwise reimbursed
                      to Servicer and to be reimbursed on the Distribution Date)                                            $0.00

        (i)(c)        Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                       $0.00

        (ii)          Accrued and unpaid fees (not otherwise paid by AFL or the
                      Servicer):
                         Owner Trustee                                                              $0.00
                         Administrator                                                              $0.00
                         Indenture Trustee                                                          $0.00
                         Indenture Collateral Agent                                                 $0.00
                         Lockbox Bank                                                               $0.00
                         Custodian                                                                  $0.00
                         Backup Servicer                                                            $0.00
                         Collateral Agent                                                           $0.00                   $0.00
                                                                                         -----------------

        (iii)(a)      Basic Servicing Fee (not otherwise paid to Servicer)                                            $120,512.77

        (iii)(b)      Supplemental Servicing Fees (not otherwise paid to Servicer)                                          $0.00

        (iii)(c)      Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise reimbursed
                      to Servicer                                                                                           $0.00

        (iv)          Class A-1 Interest Distributable Amount                                                           $7,666.60
                      Class A-2 Interest Distributable Amount                                                         $247,322.47
                      Class A-3 Interest Distributable Amount                                                         $292,291.67


        (v)            Noteholders' Principal Distributable Amount
                         Payable to Class A-1 Noteholders                                                           $1,694,589.16
                         Payable to Class A-2 Noteholders                                                           $1,882,642.62
                         Payable to Class A-3 Noteholders                                                                   $0.00


        (vii)         Unpaid principal balance of the Class A-1 Notes after
                      deposit to the Note Distribution Account of any funds in
                      the Class A-1 Holdback Subaccount (applies only on the
                      Class A-1 Final Scheduled Distribution Date)                                                          $0.00

        (ix)          Amounts owing and not paid to the Security Insurer under
                      Insurance Agreement                                                                                   $0.00
                                                                                                             ---------------------

                      Total amounts payable on Distribution Date                                                    $4,245,025.29
                                                                                                             =====================

                                 Page 2 (1998-E)

  IV.   Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall
        and Class A-1 Maturity Shortfall

        Spread Account deposit:

                      Amount of excess, if any, of Available Funds over total
                      amounts payable (or amount of such excess up to the Spread
                      Account Maximum Amount)                                                                   $370,948.32

        Reserve Account Withdrawal on any Determination Date:

                      Amount of excess, if any, of total amounts payable over
                      Available Funds (excluding amounts payable under item
                      (vii) of Section III)                                                                           $0.00

                      Amount available for withdrawal from the Reserve Account
                      (excluding the Class A-1 Holdback Subaccount), equal to
                      the difference between the amount on deposit in the
                      Reserve Account and the Requisite Reserve Amount (amount
                      on deposit in the Reserve Account calculated taking into
                      account any withdrawals from or deposits to the Reserve
                      Account in respect of transfers of Subsequent Receivables)                                      $0.00

                      (The amount of excess of the total amounts payable
                      (excluding amounts payable under item (vii) of Section
                      III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve
                      Account, and deposited in the Collection Account.)

                      Amount of withdrawal, if any, from the Reserve Account                                          $0.00

        Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled
        Distribution Date:

                      Amount by which (a) the remaining principal balance of the
                      Class A-1 Notes exceeds (b) Available Funds after payment
                      of amounts set forth in item (v) of Section III                                                 $0.00

                      Amount available in the Class A-1 Holdback Subaccount                                           $0.00

                      (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1
                      Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

                      Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                            $0.00

        Deficiency Claim Amount:

                      Amount of excess, if any, of total amounts payable over
                      funds available for withdrawal from Reserve Amount, the
                      Class A-1 Holdback Subaccount and Available Funds                                               $0.00

                      (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback
                      Subaccount)

        Pre-Funding Account Shortfall:

                      Amount of excess, if any, on the Distribution Date on or
                      immediately following the end of the Funding Period, of
                      (a) the sum of the Class A-1 Prepayment Amount, the Class
                      A-2 Prepayment Amount, the Class A-3 Prepayment Amount,
                      the Class A-4 Prepayment Amount, over, (b) the amount on
                      deposit in the Pre-Funding Account                                                              $0.00


        Class A-1 Maturity Shortfall:

                      Amount of excess, if any, on the Class A-1 Final Scheduled
                      Distribution Date, of (a) the unpaid principal balance of
                      the Class A-1 Notes over (b) the sum of the amounts
                      deposited in the Note Distribution Account under item (v)
                      and (vii) of Section III or pursuant to a withdrawal from
                      the Class A-1 Holdback Subaccount.                                                              $0.00

        (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
        Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
        A-1 Maturity Shortfall.)

                                 Page 3 (1998-E)

  V.    Collected Funds

        Payments Received:
                         Supplemental Servicing Fees                                                       $0.00
                         Amount allocable to interest                                              $1,511,540.49
                         Amount allocable to principal                                             $2,740,335.39
                         Amount allocable to Insurance Add-On Amounts                                      $0.00
                         Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit in the
                            Collection Account)                                                            $0.00
                                                                                                 ----------------

        Total Payments Received                                                                                       $4,251,875.88

        Liquidation Proceeds:
                         Gross amount realized with respect to Liquidated Receivables                $331,948.41

                         Less: (i) reasonable expenses incurred by Servicer
                            in connection with the collection of such Liquidated
                            Receivables and the repossession and disposition
                            of the related Financed Vehicles and (ii) amounts
                            required to be refunded to Obligors on such Liquidated Receivables        $10,890.61
                                                                                                 ----------------

        Net Liquidation Proceeds                                                                                        $342,839.02

        Allocation of Liquidation Proceeds:
                         Supplemental Servicing Fees                                                       $0.00
                         Amount allocable to interest                                                      $0.00
                         Amount allocable to principal                                                     $0.00
                         Amount allocable to Insurance Add-On Amounts                                      $0.00
                         Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit in the
                            Collection Account)                                                            $0.00              $0.00
                                                                                                 ----------------   ----------------

        Total Collected Funds                                                                                         $4,594,714.90
                                                                                                                    ================

  VI.   Purchase Amounts Deposited in Collection Account

        Purchase Amounts - Warranty Receivables                                                                               $0.00
                         Amount allocable to interest                                                      $0.00
                         Amount allocable to principal                                                     $0.00
                         Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit in the
                            Collection Account)                                                            $0.00

        Purchase Amounts - Administrative Receivables                                                                         $0.00
                         Amount allocable to interest                                                      $0.00
                         Amount allocable to principal                                                     $0.00
                         Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit in the
                            Collection Account)                                                            $0.00
                                                                                                 ----------------

        Total Purchase Amounts                                                                                                $0.00
                                                                                                                    ================

 VII.   Reimbursement of Outstanding Monthly Advances

        Outstanding Monthly Advances                                                                                    $153,115.01

        Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                         Payments received from Obligors                                             ($76,968.22)
                         Liquidation Proceeds                                                              $0.00
                         Purchase Amounts - Warranty Receivables                                           $0.00
                         Purchase Amounts - Administrative Receivables                                     $0.00
                                                                                                 ----------------

        Outstanding Monthly Advances to be netted against Monthly
           Advances for the current Monthly Period                                                                      ($76,968.22)

        Outstanding Monthly Advances to be reimbursed out of
           Available Funds on the Distribution Date                                                                     ($76,968.22)

        Remaining Outstanding Monthly Advances                                                                           $76,146.79

        Monthly Advances - current Monthly Period                                                                        $74,671.99
                                                                                                                    ----------------

        Outstanding Monthly Advances - immediately following the Distribution Date                                      $150,818.78
                                                                                                                    ================

                                 Page 4 (1998-E)

 VIII.  Calculation of Interest and Principal Payments

        A.  Calculation of Principal Distribution Amount

                Payments received allocable to principal                                                          $2,740,335.39
                Aggregate of Principal Balances as of the Accounting Date of all
                   Receivables that became Liquidated Receivables
                   during the Monthly Period                                                                        $836,896.39
                Purchase Amounts - Warranty Receivables allocable to principal                                            $0.00
                Purchase Amounts - Administrative Receivables allocable to principal                                      $0.00
                Amounts withdrawn from the Pre-Funding Account                                                            $0.00
                Cram Down Losses                                                                                          $0.00
                                                                                                                ----------------

                Principal Distribution Amount                                                                     $3,577,231.78
                                                                                                                ================

        B.  Calculation of Class A-1 Interest Distributable Amount

                Class A-1 Monthly Interest Distributable Amount:

                Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                   of principal to Class A-1 Noteholders on such Distribution Date)            $1,694,589.16

                Multiplied by the Class A-1 Interest Rate                                             5.4290%

                Multiplied by actual days in the period or in the case of the first
                   Distribution Date, by 24/360                                                   0.08333333          $7,666.60
                                                                                            -----------------

                Plus any unpaid Class A-1 Interest Carryover Shortfall                                                       --
                                                                                                                ----------------

                Class A-1 Interest Distributable Amount                                                               $7,666.60
                                                                                                                ================

        C.  Calculation of Class A-2 Interest Distributable Amount

                Class A-2 Monthly Interest Distributable Amount:

                Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                   of principal to Class A-2 Noteholders on such Distribution Date)           $52,997,672.52

                Multiplied by the Class A-2 Interest Rate                                              5.600%

                Multiplied by 1/12 or in the case of the first Distribution Date,
                   by 23/360                                                                      0.08333333        $247,322.47
                                                                                            -----------------

                Plus any unpaid Class A-2 Interest Carryover Shortfall                                                    $0.00
                                                                                                                ----------------

                Class A-2 Interest Distributable Amount                                                             $247,322.47
                                                                                                                ================

        D.  Calculation of Class A-3 Interest Distributable Amount

                Class A-3 Monthly Interest Distributable Amount:

                Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                   of principal to Class A-3 Noteholders on such Distribution Date)           $61,000,000.00

                Multiplied by the Class A-3 Interest Rate                                              5.750%

                Multiplied by 1/12 or in the case of the first Distribution Date,
                   by 23/360                                                                      0.08333333        $292,291.67
                                                                                            -----------------

                Plus any unpaid Class A-3 Interest Carryover Shortfall                                                    $0.00
                                                                                                                ----------------

                Class A-3 Interest Distributable Amount                                                             $292,291.67
                                                                                                                ================


                                 Page 5 (1998-E)

E.  Calculation of Noteholders' Interest Distributable Amount

        Class A-1 Interest Distributable Amount                                               $7,666.60
        Class A-2 Interest Distributable Amount                                             $247,322.47
        Class A-3 Interest Distributable Amount                                             $292,291.67

        Noteholders' Interest Distributable Amount                                                                  $547,280.74
                                                                                                           =====================

F.  Calculation of Noteholders' Principal Distributable Amount:

        Noteholders' Monthly Principal Distributable Amount:

        Principal Distribution Amount                                                     $3,577,231.78

        The Class A-1 Notes will receive 57.00% of the Principal Distribution
        Amount on each Distribution Date. The Class A-2 Notes will receive
        43.00% of the Principal Distribution Amount on each Distribution Date until the Class A-1 Notes are paid off. Once the Class A-1 Notes are paid off the Class A-2 Notes and the Class A-3 Notes will be "sequential pay" classes, as follows; Once the Class A-1 Notes are paid off the
        Class A-2 notes will continue to amortize, until they are paid off; and
        once the Class A-2 Notes are paid off the Class A-3 Notes will begin to amortize until they are paid off.
                                                                                                                  $3,577,231.78

        Unpaid Noteholders' Principal Carryover Shortfall                                                                 $0.00
                                                                                                           ---------------------

        Noteholders' Principal Distributable Amount                                                               $3,577,231.78
                                                                                                           =====================

G.  Application of Noteholders' Principal Distribution Amount:

        Amount of Noteholders' Principal Distributable Amount payable to
          Class A-1 Notes                                                                          0.00%          $1,694,589.16
                                                                                         ---------------   =====================

        Amount of Noteholders' Principal Distributable Amount payable to
          Class A-2 Notes                                                                         43.00%          $1,882,642.62
                                                                                         ---------------   =====================


  IX.   Pre-Funding Account

        A.  Withdrawals from Pre-Funding Account:

        Amount on deposit in the Pre-Funding Account as of the preceding
           Distribution Date or, in the case of the first Distribution Date,
           as of the Closing Date                                                                                         $0.00
                                                                                                           ---------------------
                                                                                                                          $0.00
                                                                                                           =====================

        Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
           Transfer Date (an amount equal to (a) $0 (the aggregate Principal
           Balance of Subsequent Receivables transferred to the Trust) plus (b)
           $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the
           Pre-Funded Amount after giving effect to transfer of
           Subsequent Receivables over (ii) $0))                                                                          $0.00

        Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the February 1999 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has
           been reduced to $100,000 or less as of the Distribution Date (see B below)                                     $0.00
                                                                                                           ---------------------

        Amount remaining on deposit in the Pre-Funding Account after
           Distribution Date
                                                                                                  $0.00
                                                                                         ---------------
                                                                                                                          $0.00
                                                                                                           =====================

        B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

        Amount withdrawn from the Pre-Funding Account as a result of the
           Pre-Funded Amount not being reduced to zero on the Distribution Date
           on or immediately preceding the end of the Funding Period.                                                     $0.00


                                 Page 6 (1998-E)

  X.    Reserve Account

        Requisite Reserve Amount:

        Portion of Requisite Reserve Amount calculated with respect to the Class
           A-1 Notes, Class A-2 Notes, and Class A-3 Notes,

        Product of (x) weighted average of the Class A-1, A-2, and A-3 Interest Rates
        (based on outstanding Class A-1, A-2, and A-3 principal balances), divided by 360                     5.6766%
        (y) (the Pre-Funded Amount on such Distribution Date)                                                   0.00
        (z) (the number of days until the February 1999 Distribution Date)                                         0
                                                                                                                              $0.00
        Less the product of (x) 2.5% divided by 360,                                                           2.500%
        (y) the Pre-Funded Amount on such Distribution Date and,                                                0.00
        (z) (the number of days until the February 1999 Distribution Date)                                         0          $0.00
                                                                                                                      --------------


        Requisite Reserve Amount                                                                                              $0.00
                                                                                                                      ==============

        Amount on deposit in the Reserve Account (other than the Class A-1
           Holdback Subaccount) as of the preceding Distribution Date or, in the
           case of the first Distribution Date, as of the Closing Date                                                        $0.00


        Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
           Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding
           Account in respect of transfers of Subsequent Receivables)                                                         $0.00

        Less: the excess, if any, of the amount on deposit in the Reserve
           Account (other than the Class A-1 Holdback Subaccount) over the
           Requisite Reserve Amount (and amount withdrawn from the Reserve
           Account to cover the excess, if any, of total amounts payable over
           Available Funds, which excess is to be transferred by the Indenture
           Trustee from amounts withdrawn from the Pre-Funding Account in
           respect of transfers of Subsequent Receivables)                                                                    $0.00

        Less: withdrawals from the Reserve Account (other than the Class A-1
           Holdback Subaccount) to cover the excess, if any, of total amount
           payable over Available Funds (see IV above)                                                                        $0.00
                                                                                                                      --------------

        Amount remaining on deposit in the Reserve Account (other than the Class
           A-1 Holdback Subaccount) after the Distribution Date                                                               $0.00
                                                                                                                      ==============

  XI.   Class A-1 Holdback Subaccount:

        Class A-1 Holdback Amount:

        Class A-1 Holdback Amount as of preceding Distribution Date or the Closing
           Date, as applicable,                                                                                               $0.00

        Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the
           Original Pool Balance after giving effect to the transfer of
           Subsequent Receivables on the Distribution Date or on a Subsequent
           Transfer Date preceding the Distribution Date))                                                                        0

        Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount
           to cover a Class A-1 Maturity Shortfall (see IV above)                                                             $0.00

        Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
           Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
           withdrawal to be released by the Indenture Trustee)                                                                $0.00
                                                                                                                      --------------

        Class A-1 Holdback Subaccount immediately following the Distribution Date                                             $0.00
                                                                                                                      ==============

 XII.   Calculation of Servicing Fees

        Aggregate Principal Balance as of the first day of the Monthly Period      $115,692,260.91
        Multiplied by Basic Servicing Fee Rate                                                1.25%
        Multiplied by months per year                                                   0.08333333
                                                                                 ------------------

        Basic Servicing Fee                                                                              $120,512.77

        Less: Backup Servicer Fees                                                                             $0.00

        Supplemental Servicing Fees                                                                            $0.00
                                                                                                     ----------------

        Total of Basic Servicing Fees and Supplemental Servicing Fees                                                   $120,512.77
                                                                                                                      ==============

                                 Page 7 (1998-E)

 XIII.  Information for Preparation of Statements to Noteholders

             a.       Aggregate principal balance of the Notes as of first day of Monthly Period
                         Class A-1 Notes                                                                            $1,694,589.16
                         Class A-2 Notes                                                                           $52,997,672.52
                         Class A-3 Notes                                                                           $61,000,000.00


             b.       Amount distributed to Noteholders allocable to principal
                         Class A-1 Notes                                                                            $1,694,589.16
                         Class A-2 Notes                                                                            $1,882,642.62
                         Class A-3 Notes                                                                                    $0.00


             c.       Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                         Class A-1 Notes                                                                                    $0.00
                         Class A-2 Notes                                                                           $51,115,029.90
                         Class A-3 Notes                                                                           $61,000,000.00


             d.       Interest distributed to Noteholders
                         Class A-1 Notes                                                                                $7,666.60
                         Class A-2 Notes                                                                              $247,322.47
                         Class A-3 Notes                                                                              $292,291.67


             e.       1.  Class A-1 Interest Carryover Shortfall, if any
                          (and change in amount from preceding statement)                                                   $0.00
                      2.  Class A-2 Interest Carryover Shortfall, if any
                          (and change in amount from preceding statement)                                                   $0.00
                      3.  Class A-3 Interest Carryover Shortfall, if any
                          (and change in amount from preceding statement)                                                   $0.00
                                                                                                                            $0.00

             f.       Amount distributed payable out of amounts withdrawn from or pursuant to:
                      1.  Reserve Account                                                           $0.00
                      2.  Spread Account Class A-1 Holdback Subaccount                              $0.00
                      3.  Claim on the Note Policy                                                  $0.00

             g.       Remaining Pre-Funded Amount                                                                           $0.00

             h.       Remaining Reserve Amount                                                                              $0.00

             i.       Amount on deposit on Class A-1 Holdback Subaccount                                                    $0.00

             j.       Prepayment amounts
                         Class A-1 Prepayment Amount                                                                        $0.00
                         Class A-2 Prepayment Amount                                                                        $0.00
                         Class A-3 Prepayment Amount                                                                        $0.00

             k.        Prepayment Premiums
                         Class A-1 Prepayment Premium                                                                       $0.00
                         Class A-2 Prepayment Premium                                                                       $0.00
                         Class A-3 Prepayment Premium                                                                       $0.00

             l.       Total of Basic Servicing Fee, Supplemental Servicing Fees and
                         other fees, if any, paid by the Trustee on behalf of the Trust                               $120,512.77

             m.       Note Pool Factors (after giving effect to distributions on the
                         Distribution Date)
                         Class A-1 Notes                                                                               0.00000000
                         Class A-2 Notes                                                                               0.51115030
                         Class A-3 Notes                                                                               1.00000000

                                 Page 8 (1998-E)

 XVI.   Pool Balance and Aggregate Principal Balance

                      Original Pool Balance at beginning of Monthly Period                             $224,999,999.23
                      Subsequent Receivables                                                                        --
                                                                                                  ---------------------
                      Original Pool Balance at end of Monthly Period                                   $224,999,999.23
                                                                                                  =====================

                      Aggregate Principal Balance as of preceding Accounting Date                      $115,692,260.91
                      Aggregate Principal Balance as of current Accounting Date                        $112,115,029.13

        Monthly Period Liquidated Receivables                                   Monthly Period Administrative Receivables

                                       Loan #                   Amount                       Loan #                   Amount
                                       ------                   ------                       ------                   ------
                         see attached listing               $836,896.39        see attached listing                      --
                                                                  $0.00                                               $0.00
                                                                  $0.00                                               $0.00
                                                           -------------                                             -------
                                                            $836,896.39                                               $0.00
                                                           =============                                             =======

XVIII.  Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date) of all Receivables
           delinquent more than 30 days with respect to all or any portion of a
           Scheduled Payment as of the Accounting Date                                           $6,092,732.55

        Aggregate Principal Balance as of the Accounting Date                                  $112,115,029.13
                                                                                              -----------------

        Delinquency Ratio                                                                                              5.43435844%
                                                                                                                      ============


     IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                         ARCADIA FINANCIAL LTD.

                                         By:
                                            -----------------------------------
                                         Name: Cheryl K. Debaro
                                               --------------------------------
                                         Title: Vice President / Securitization
                                                -------------------------------


                                 Page 9 (1998-E)